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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                               September 24, 2001

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                Date of Report (date of earliest event reported)

                         SOUTHERN HERITAGE BANCORP, INC.

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             (exact name of registrant as specified in its charter)


Georgia                            333-47291                  58-2386654

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(state or other                   (Commission                (IRS Employer
Jurisdiction of                    File No.)                 Identification
Of incorporation)                                                Number)

                  3461 Atlanta Highway, Oakwood, Georgia 30566

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                (address of principal executive office)(zip code)

                                 (770) 531-1240

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              (Registrant's telephone number, including area code)


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Item 6.

     M. Milton Robson tendered his resignation from the position of Director of Southern Heritage Bancorp, Inc. and Southern Heritage Bank on September 17, 2001. He cited personal reasons as his reason for this action. The Board of Directors has accepted his resignation.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SOUTHERN HERITAGE BANCORP, INC.
                                    (Registrant)

                                     By: /s/ Ricky Stowe
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                                         Ricky Stowe, C.F.O.



Date: September 24, 2001